UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 13, 2024

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Underwriting Agreement

On November 13, 2024, Ventas, Inc. (the “Company”) launched and priced the public offering of shares of the Company’s common stock, $0.25 par value per share (“Common Stock”) in connection with the Forward Sale Agreement (as defined below) and entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, (the “Underwriter”), the Forward Purchaser (as defined below) and Wells Fargo Securities, LLC, as forward seller (the “Forward Seller”), relating to the registered public offering and sale of 10,600,000 shares of Common Stock. The Underwriter has been granted a 30-day option to purchase up to an additional 1,590,000 shares of Common Stock. If such option is exercised, then the Company plans to enter into an additional forward sale agreement with the Forward Purchaser in respect of the number of shares of Common Stock that is subject to the exercise of such option.

Pursuant to the Underwriting Agreement, the Forward Seller sold an aggregate of 10,600,000 shares of Common Stock, subject to the conditions set forth in the Underwriting Agreement, which shares were borrowed by the Forward Purchaser or its affiliate from third parties. The Company did not receive any proceeds from the sale of Common Stock sold by the Forward Seller.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

In connection with the offering, Common Stock was registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a registration statement on Form S-3 (Registration No. 333-277185) (the “Registration Statement”), and a prospectus supplement, dated November 13, 2024, which will be filed with the SEC pursuant to Rule 424(b) of the Securities Act no later than the second business day following the date it was first used in connection with the public offering.

Forward Sale Agreement

On November 13, 2024, the Company entered into a forward sale agreement (the “Forward Sale Agreement”) with Wells Fargo Bank, National Association (the “Forward Purchaser”), relating to an aggregate of 10,600,000 shares of Common Stock.

The Company intends to physically settle the Forward Sale Agreement (by the delivery of shares of Common Stock) and receive proceeds from the sale of those shares of Common Stock upon one or more forward settlement dates on or before December 31, 2025. The forward sale price will initially be $63.71 per share, which is the price at which the Underwriter has agreed to buy the shares of Common Stock pursuant to the Underwriting Agreement.

The Forward Sale Agreement provides that the forward sale price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to the specified rate less a spread and will be decreased on each of the dates specified in the Forward Sale Agreement by amounts related to expected dividends on shares of Common Stock during its term. The forward sale price will also be subject to decrease if the cost to the Forward Purchaser (or its affiliate) of borrowing a number of shares of Common Stock underlying the Forward Sale Agreement exceeds a specified amount. If the specified rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price.

In certain circumstances, the Forward Purchaser will have the right to accelerate the Forward Sale Agreement and require the Company to physically settle the Forward Sale Agreement on a date specified by the Forward Purchaser. These circumstances include:

•	in the Forward Purchaser’s good-faith commercially reasonable judgment, it or its affiliate is unable to hedge its exposure under the Forward Sale Agreement because (x) a lack of sufficient shares of Common Stock have been made available for borrowing by securities lenders or (y) the Forward Purchaser or any of its affiliates would incur a stock borrow cost in excess of a specified threshold;

•	the Company declares any distribution, issue or dividend on shares of Common Stock (a) payable in cash in excess of specified amounts (unless it is an extraordinary dividend), (b) payable in securities of another company as a result of a spin-off or similar transaction, or (c) payable in any other type of securities (other than Common Stock), rights, warrants or other assets for payment at less than the prevailing market price;

•	certain share ownership limits applicable to the Forward Purchaser and its affiliates are or would be exceeded;

•	an event (a) is announced that, if consummated, would result in a specified extraordinary event (including certain mergers or tender offers, as well as certain events involving the Company’s nationalization) or (b) occurs that would constitute a change in law or a delisting of the Common Stock; or

•	certain other events of default or termination events, including, among others, any failure to pay or deliver or any breach, repudiation or material misrepresentation made by the Company in connection with the Forward Sale Agreement (each as more fully described in the Forward Sale Agreement).

With respect to events specified in the first and third bullets above, accelerated settlement is limited to the portion of shares whose settlement would address the relevant event or that is affected by the relevant event.

The foregoing description of the Forward Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Sale Agreement, which is filed as Exhibit 1.2 hereto and incorporated herein by reference.

Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “assume,” “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. We urge you to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance, including those made below and in our filings with the Securities and Exchange Commission, such as in the sections titled “Cautionary Statements — Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 and our subsequent Quarterly Reports on Form 10-Q.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our completed or anticipated acquisitions and investments; (b) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulations, including evolving laws and regulations regarding data privacy, cybersecurity and environmental matters, and the challenges and expense associated with complying with such regulation; (c) the potential for significant general and commercial claims, legal actions, investigations, regulatory proceedings and enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs, uninsured liabilities, including fines and other penalties, reputational harm or significant operational limitations, including the loss or suspension of or moratoriums on accreditations, licenses or certificates of need, suspension of or nonpayment for new admissions, denial of reimbursement, suspension, decertification or exclusion from federal, state or foreign healthcare programs or the closure of facilities or communities; (d) our reliance on third-party managers and tenants to operate or exert substantial control over properties they manage for, or rent from, us, which limits our control and influence over such properties, their operations and their performance; (e) the impact of market and general economic conditions on us, our tenants, managers and borrowers and in areas in which our properties are geographically concentrated, including macroeconomic trends and financial market events, such as bank failures and other events affecting financial institutions, market volatility, increases in inflation, changes in or elevated interest and exchange rates, tightening of lending standards and reduced availability of credit or capital, geopolitical conditions, supply chain pressures, rising labor costs and historically low unemployment, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public and private capital markets; (f) our reliance and the reliance of our tenants, managers and borrowers on the financial, credit and capital markets and the risk that those markets may be disrupted or become constrained; (g) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate, and the financial condition or business prospect of our tenants, managers and borrowers; (h) the risk of bankruptcy, inability to obtain benefits from governmental programs, insolvency or financial deterioration of our tenants, managers, borrowers and other obligors which may, among other things, have an adverse impact on the ability of such parties to make payments or meet their other obligations to us, which could have an adverse impact on our results of operations and financial condition; (i) the risk that the borrowers under our loans or other investments default or that, to the extent we are able to foreclose or otherwise acquire the collateral securing our loans or other investments, we will be required to incur additional expense or indebtedness in connection therewith, that the assets will underperform expectations or that we may not be able to subsequently dispose of all or part of such assets on favorable terms; (j) our current and future amount of outstanding indebtedness, and our ability to access capital and to incur additional debt which is subject to our compliance with covenants in instruments governing our and our subsidiaries’ existing indebtedness; (k) risks related to the recognition of reserves, allowances, credit losses or impairment charges which are inherently uncertain and may increase or decrease in the future and may not represent or reflect the ultimate value of, or loss that we ultimately realize with respect to, the relevant assets, which could have an adverse impact on our results of operations and financial condition; (l) the risk that our leases or management agreement are not renewed or are renewed on less favorable terms, that our tenants or managers default under those agreements or that we are unable to replace tenants or managers on a timely basis or on favorable terms, if at all; (m) our ability to identify and consummate future investments in, or dispositions of, healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests, including our ability to dispose of such assets on favorable terms as a result of rights of first offer or rights of first refusal in favor of third parties; (n) risks related to development, redevelopment and construction projects, including costs associated with inflation, rising or elevated interest rates, labor conditions and supply chain pressures, and risks related to increased construction and development in markets in which our properties are located, including adverse effect on our future occupancy rates; (o) our ability to attract and retain talented employees; (p) the limitations and significant requirements imposed upon our business as a result of our status as a real estate investment trust (“REIT”) and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply with such requirements; (q) the ownership limits contained in our certificate of incorporation with respect to our capital stock in order to preserve our qualification as a REIT, which may delay, defer or prevent a change of control of our company; (r) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (s) increases in our borrowing costs as a result of becoming more leveraged, including in connection with acquisitions or other investment activity and rising or elevated interest rates; (t) our exposure to various operational risks, liabilities and claims from our operating assets; (u) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (v) our exposure to particular risks due to our specific asset classes and operating markets, such as adverse changes affecting our specific asset classes and the real estate industry, the competitiveness or financial viability of hospitals on or near the campuses where our outpatient medical buildings are located, our relationships with universities, the level of expense and uncertainty of our research tenants, and the limitation of our uses of some properties we own that are subject to ground lease, air rights or other restrictive agreements; (w) the risk of damage to our reputation; (x) the availability, adequacy and pricing of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (y) the risk of exposure to unknown liabilities from our investments in properties or businesses; (z) the occurrence of cybersecurity threats and incidents that could disrupt our or our tenants’, managers’ or borrower’s operations, result in the loss of confidential or personal information or damage our business relationships and reputation; (aa) the failure to maintain effective internal controls, which could harm our business, results of operations and financial condition; (bb) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; (cc) disruptions to the management and operations of our business and the uncertainties caused by activist investors; (dd) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change; (ee) the risk of potential dilution resulting from future sales or issuances of our equity securities; and (ff) the other factors set forth in our periodic filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of November 13, 2024, among Ventas, Inc., Wells Fargo Securities, LLC, as underwriter, Wells Fargo Bank, National Association, as forward purchaser and Wells Fargo Securities, LLC, as forward seller.
1.2	Forward Sale Agreement, dated as of November 13, 2024, between Ventas, Inc. and Wells Fargo Bank, National Association.
5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2024

VENTAS, INC.

By:	/s/ Carey S. Roberts
	Name:	Carey S. Roberts
	Title:	Executive Vice President, General Counsel, Ethics & Compliance Officer and Corporate Secretary